NSAR ITEM 770

                                 VKAC Pace Fund
                               10f-3 Transactions


                                                                           Amount of shares
Underwriting      # Underwriting                     Purchased From             Purchased    % of Underwriting    Date of Purchase


1                 Liberty Financial Companies        Merrill Lynch              41,700           1.668%            07/17/97
2                 Corestaff Inc.                     Montgomery Securities       5,938           0.099%            08/11/97
3                 Corestaff Inc.                     Robinson Humphrey          19,962           0.333%            08/11/97
4                 Steel Dynamics Inc.                McDonald & Co.             48,000           0.571%            08/13/97
5                 Steel Dynamics Inc.                Salomon Brothers           96,000           1.143%            08/13/97
6                 Avis Rent A Car, Inc.              Bear Stearns               51,000           0.262%            09/23/97
7                 Endesa                             Merrill Lynch             277,700           1.068%            10/21/97
8                 Duane Reade Inc.                   Donaldson, Lufkin &       100,000           1.374%            02/10/98
                                                       Jenrette
9                 St. Joe Corporation                Invest                     41,000           0.342%            02/10/98
10                St. Joe Corporation                Everen Securities          19,000           0.158%            02/10/98
11                St. Joe Corporation                Merrill Lynch             198,300           1.653%            02/10/98
12                St. Joe Corporation                Raymond James             130,000           1.083%            02/10/98
13                St. Joe Corporation                Robert W. Baird            36,100           0.301%            02/10/98
14                Alstom                             First Boston              441,100           0.404%            06/22/98
15                Rhodia ADS                         Societe Generale           71,600           0.651%            06/25/98
16                Republic Services, Inc.            S.C. Bernstein            141,700           0.278%            06/30/98

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Other Firms participating in Underwriting:

Underwriting for #1
--------------------

Merrill Lynch, Inc.
Goldman, Sachs & Co.
PaineWebber Inc.
Fox-Pitt, Kelton Inc.
A.G. Edwards & Sons Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Furman Selz LLC
The Robinson-Humphrey Company, Inc.
M.J. Wjitmann & Co., Inc.

Underwriting for #2 & 3
-----------------------

Morgan Stanley & Co., Inc.
Goldman, Sachs & Co.
Alex, Brown & Sons Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Montgomery Securities
The Robinson-Humphrey Company, Inc.
Bear, Stearns & Co., Inc.
William Blair & Company, L.L.C.
J.C. Bradford & Co.
Cleary Gull Reiland & McDevitt Inc.
A.G. Edwards & Sons, Inc.
Gerard Klauer Manison & Co., Inc.
Janney Montgomery Scott Inc.
Jefferies & Company, Inc.
Legg Mason Wood Walker, Inc.
Rauscher Pierce Refsnes, Inc.
Sanders Morris Mundy Inc.
Smith Barney Inc.
Stephens Inc.
Unterberg Harris, L.P.
Wasserstein Perella Securities, Inc.

Underwriting for #4 & 5
-----------------------

Morgan Stanley & Co. Incorproated
PaineWebber Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
McDonald & Company Securities, Inc.
Salomon Brothers, Inc.


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Underwriting for #6
-------------------

Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
Lehman Brothers Inc.
Montgomery Securities
Robertson, Stephens & Company LLC
Blaylock & Partners, L.P.
Chase Securities Inc.
ABN AMRO Chicago Corporation
BT Alex, Brown Inc.
Cowen & Company
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC
Lazard Freres & Co. LLC
Merrill Lynch, Inc.
J.P. Morgan Securities, Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
Smith Barney Inc.
Arnhold and S. Bleichroeder, Inc.
Gaines, Berland Inc.
McDonald & Company Securities, Inc.
Ormes Capital Markets, Inc.
Raymond James & Associates, Inc.
Sturdivant & Co., Inc.

Underwriting for #7
-------------------

Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
PaineWebber Incorproated
Salomon Brothers Inc.
Santander Investment Securities Inc.
BBV LatInvest Securities Inc.
A.G. Edwards & Sons, Inc.
J.P. Morgan Securities Inc.
Prodential Securities Incorporated
Schroder & Co., Inc.
CIBC Wood Gundy Securities Inc.
Robert W. Baird & Co. Incorporated
EVEREN Securities, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
Piper Jaffray Inc.
Wheat, First Securities, Inc.

Underwriting for #8
--------------------

Goldman, Sachs & Co.
Smith Barney Inc.
ABN AMRO Incorporated
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
BT Alex.Brown Incorporated
CIBC Oppenheimer Corp.
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Arnhold and S. Bleichroeder, Inc.
Robert W. Baird & Co. Incorporated
William Blair & Company LLC
Balckford Securities Corporation
Chatsworth Securities, LLC
Everen Securities, Inc.
Fahnestock & Co., Inc.
Gruntal & Co., LLC
Janney Montgomery Scott Inc.
Johnston, Lemon & Co. Incorporated
Edward D. Jones & Co., LP
C.L. King & Associates, Inc.
Ladenburg Thalmann & Co. Inc.
Laidlaw Global Securities, Inc.
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Needham & Company, Inc.
Ormes Capital Markets, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group Ltd
Ragen Mackenzie Incorporated
Raymond James & Associates, Inc.
Redwine & Company Inc.
The Robinson-Humphrey Company, LLC
Sanders Morris Mundy Inc.
Sands Brothers & Co., Ltd.
Scott & Stringfellow, Inc.

Underwriting for #9, 10, 11, 12, & 13
-------------------------------------

Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
BT Alex.Brown Incorporated
A.G. Edwards & Sons, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Laidlaw Global Securities, Inc.
Legg Mason Wood Walker, Incorporated
Prudential Securities Incorporated
Smith Barney Inc.
Value Investment Partners, Inc.
Wasserstein Parella Securities, Inc.


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Underwriting for #14
--------------------

Goldman Sachs International
Societe Generale
Morgan Stanley & Co. International Limited
Banque Nationale de Paris
Credit Agricole Indosuez
HSBC Investment Bank plc
Swiss Bank Corporation
ABN AMRO Rothschild
Banca Commerciale Italiana Spa
Cazenova & Co.
CDC Marches
Credit Lyonnais Securities
Deutsche Bank AG London
Generale Bank
Lehman Brothers International (Europe)
Merrill Lynch International

Underwriting for #15
--------------------

Swiss Bank Corporation, acting through its division, SBC Warburg Dillon Read Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette International
Bear, Stearns International Limited
BT Alex.Brown International
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Paribas
Credit Agricole Indosuez
Banque Nationale de Paris
Credit Lyonnais
Credit Commercial de France
ABN AMRO Rothschild
Dresdner Klienwort Benson
Normura International plc


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Underwriting for #16
--------------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Allen & Company Incorporated
ABN AMRO Incorporated
BT Alex.Brown Incorporated
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
Blaylock & Partners, LP
Chatfield Dean & Company
CIBC Oppenheimer Corp.
Cleary Gull Reiland & McDevitt Inc.
First Analysis Securities Corporation
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Gabelli & Company, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
Neuberger & Berman, LLC
PaineWebber Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.
Utendahl Capital Partners, LP
Wheat First Securities, Inc.